ASSIGNMENT AGREEMENT

AGREEMENT FOR THE CESSION AND ASSIGNMENT OF AN INTEREST IN PETROLEUM EXPLORATION LICENCE NO. 0038 AND ITS CORRESPONDING PETROLEUM AGREEMENT.

Entered into between

(1) **THE MINISTER OF MINES AND ENERGY**, the Honorable Isak Katali, acting pursuant to the provisions of the Petroleum *(Exploration and Production) Act 1991*, of 6th Floor, Ministry of Mines and Energy, Aviation Road, Windhoek (hereinafter referred to as the **"Minister"**); and

(2) **HYDROCARB NAMIBIA ENERGY CORPORATION (PROPRIETARY) LIMITED**, a private company with limited liability incorporated under the laws of Namibia having its registered office having its registered office at 24 Orban Street, Klein Windhoek, in Windhoek, Namibia, P.O. Box 30, Windhoek, Namibia (hereinafter referred to as; **Hydrocarb**); and

(3) **NAMIBIA EXPLORATION, INC.,** a company incorporated under the laws of the State of Nevada, U.S.A., and having an address for notice and delivery located at 1423 Lakepointe Parkway, 1st Floor, Sugar Land, Texas, U.S.A., 77478 (hereinafter referred to as **"NEI"**)

<u>**RECORDAL**</u>

(A) **HYDROCARB** is the holder of petroleum exploration licence No. 0038 (the "Licence"), granted to **Hydrocarb** by the **Minister** on 23 September 2011.

(B) Pursuant to the provisions of section 13 of the Petroleum Act, 1991, HYDROCARB is party to a petroleum agreement (the "**Petroleum Agreement**") with the **Minister** in respect of the Licence, executed on August 3, 2011.

(C) Pursuant to section 11 of the Petroleum Act, 1991, **HYDROCARB** has applied to the **Minister** for **NEI** to (i) be granted an undivided interest of 39% (thirty nine percent) in the Licence and (ii) thereby become a joint holder of the Licence together with HYDROCARB.

(D) If the application referred to in (C) is granted, **NEI** is required to become a party to the Petroleum Agreement.

AGREEMENT

The Parties hereto agree as follows:

1. DEFINITIONS

1.1 In this Agreement, unless the context indicates otherwise:

(a) **"Agreement"** means this document;

(b) **"Commissioner"** means the **Commissioner for Petroleum Affairs** appointed in terms of section 3(1) (a) of the *Petroleum Act, 1991;*

(c) **"Effective Date"** means a date, following the Signature Date, on which 39% (thirty nine percent) of **Hydrocarb**'s right title and interest in the Licence and the Petroleum Agreement passes to **NEI**, being the date on which the Licence has been re-issued (or has been endorsed) to indicate that **Hydrocarb** and **NEI** are joint holders thereof;

(d) **"Licence"** means petroleum exploration licence No 0038 relating to blocks ....1714B, 1715, 1814B, 1815 onshore Namibia, granted by the Minister and issued by the Commissioner pursuant to the Petroleum Act, 1991 on 23 September 2011 for a period of four (4) years subject to renewal.

(e) **"Minister"** means the **Minister of Mines and Energy** and includes, for the purpose of this Agreement, his duly authorized official, the Commissioner;

(f) **"Parties"** means the **Minister**, **Hydrocarb**, **Duma** and **NAMCOR** and "Party" means any one of them;

(g) **"Petroleum Act, 1991"** means the Petroleum *(Exploration and Production) Act, 1991;*

(h) **"Petroleum Agreement"** means the written agreement entered into between the **Minister** and **Hydrocarb** on 03 August 2011, relating to the Licence;

(i) **"Signature Date"** means the date on which the last of the Parties hereto has signed this Agreement.

2. **TRANSFER, CESSION AND ASSIGNMENT**

2.1 **Hydrocarb** hereby cedes, assigns and transfers 39% (thirty nine percent) of its right, title and interest (including, for the avoidance of doubt, its rights and obligations) in the under the Licence to **NEI**.

2.2 **NEI** hereby accepts and aforesaid cession, assignment and transfer.

2.3 The aforesaid cession, assignment and transfer shall take place on the Effective Date.

3. **CESSION AND ASSIGNMENT OF PETROLEUM AGREEMENTS**

3.1 **Hydrocarb** hereby cedes, assigns and transfers 39% (thirty nine percent) of its right, title and interest (including, for the avoidance of doubt, all of its rights and obligations) in and under the Petroleum Agreement to **NEI**.

3.2 **NEI** hereby accepts the aforesaid cession, assignment and transfer.

3.3 The aforesaid cession, assignment and transfer shall take place on the Effective Date.

4. **MINISTER'S CONSENT**

4.1 The **Minister** hereby approves and consents to the respective cessions, assignments and transfers under clauses 1 and 2.

4.2 The **Minister** shall instruct the Petroleum Commissioner to re-issue the Licence documentation to reflect the joint holdership of the Licence by **Hydrocarb**, **NEI** and **NAMCOR** in accordance with this Agreement.

5. **EFFECT OF CESSION**

5.1 The effect of the cessions assignments and transfers in terms of this Agreement will be that as from the Effective Date:

(a) **Hydrocarb**, **NEI** and **NAMCOR** will become joint holders of the Licence with **Hydrocarb** holding a 51% (fifty one percent) undivided share and **NEI** holding a 39% (thirty nine percent) undivided share and **NAMCOR** holding a 10% undivided share, in the Licence: and

(b) **NEI** will be deemed to have become a party to the Petroleum Agreement, irrespective of whether the Petroleum Agreement will in future be re-executed between the Parties or not ; and

(c) **Hydrocarb**, **NEI** and **Namcor** will be bound jointly and severally to the Government of the Republic of Namibia (represented herein by the **Minister**) in respect of all (i) the statutory and supplementary terms, conditions, rights and obligation under the Licence and (ii) the rights and obligations under the Petroleum Agreement.

5.2 The cession and assignment shall not otherwise detract or alter the substantive provisions contained in the Petroleum Agreement.

6. **VARIOUS**

6.1 This Agreement constitutes the entire record of the subject matter contained herein, and no variation or amendment hereof shall be of any force or effect, unless reduced to writing and signed by Parties.

6.2 This Agreement shall subject to and shall be construed in accordance with the laws of Namibia.

EXECUTED AND SIGNED On (d) 23 / (m) 05 / (y) 12

THE MINISTER OF MINES AND ENERGY

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(WITNESS)

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(WITNESS)

EXECUTED AND SIGNED On (d) 30 / (m) 6 / (y) 2012

HYDROCARB NAMIBIA ENERGY CORPORATION

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(WITNESS)

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(WITNESS)

EXECUTED AND SIGNED On (d) 30 / (m) 6 / (y) 2012

NAMIBIA EXPLORATION, INC.

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(WITNESS)

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(WITNESS)